UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): March 1, 2013

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16825 Northchase Drive, Suite 400
Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure
On March 1, 2013, Swift Energy Company (the “Company”) issued a press release following up on a well control incident involving a shut-in well head in the shallow waters of its Lake Washington Field in Plaquemines Parish, Louisiana, which was originally reported by the Company on Form 8-K on February 27, 2013. A copy of the March 1, 2013 press release is attached hereto as Exhibit 99.1.
The information contained in this Item 7.01 and Exhibit 99.1 of this report is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Commission under the Securities Act of 1933, as amended or the Exchange Act.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibit.

Exhibit Number	Description

99.1	Swift Energy Company press release dated March 1, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 1, 2013

Swift Energy Company
By:	/s/ Bruce H. Vincent
Bruce H. Vincent President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Swift Energy Company press release dated March 1, 2013.

4